UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22974

Eagle Point Credit Company Inc.

(Exact name of registrant as specified in charter)

20 Horseneck Lane

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o Eagle Point Credit Company Inc.

20 Horseneck Lane

Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann
Dechert LLP
One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report to Stockholders

The Company’s Semiannual Report to stockholders for the six months ending June 30, 2015 is filed herewith.

Stockholder Letter and Semiannual Report

Unaudited | June 30, 2015 | NYSE Symbols: ECC / ECCA

August 20, 2015

Dear Stockholders:

We are pleased to provide you with the enclosed report of Eagle Point Credit Company Inc. (“we”, “us”, “our”, the “Company” or “ECC”) for the six months ended June 30, 2015.

The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve these objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) and may also invest in other related investments that are consistent with our investment objective. The Company has a long-term oriented investment philosophy and invests with a primarily buy-and-hold mentality.

Common Stock

As of June 30, 2015, the net asset value (“NAV”) per share of the Company’s common stock was $18.62. The Company’s common stock trades on the New York Stock Exchange (“NYSE”) under the symbol “ECC”. Our common stock price may differ from net asset value per share. The closing price per share of our common stock was $20.23 on June 30, 2015, representing a 8.65% premium to net asset value per share.1 As of August 19, 2015, the closing price per share of common stock was $20.31.

The total return on our common stock for the first six months of the year, inclusive of reinvestment of distributions, was 6.39% (non-annualized).

During the first six months of the year, the Company declared aggregate distributions payable to common stockholders of $1.20 per share. This represents a 12% annualized rate based on our initial public offering (“IPO”) price of $20 per share. A portion of these distributions was comprised of a return of capital to common stockholders as disclosed at the time of the distributions. The Company expects to continue a base quarterly distribution at an annualized rate of 12% of the IPO price, or $0.60 per share of common stock per quarter, for the foreseeable future given its current portfolio positions, though we note that the actual components and amount of such distributions are subject to variation from time to time.

We also want to highlight the Company’s dividend reinvestment plan for common stockholders. This plan allows common stockholders to reinvest their distributions into new shares of common stocks, in some cases at a discount to the prevailing market price. We encourage all common stockholders to carefully review the terms of the plan, which are described in the enclosed report.

Series A Term Preferred Stock

In May 2015, the Company issued 1.6 million shares of Series A Term Preferred Stock due 2022 (“Series A Term Preferred Stock”) at a price per share of $25 in an underwritten, public offering. In June 2015, the underwriters purchased an additional 218,000 preferred shares. Total net proceeds from the Series A Term Preferred Stock offering were approximately $43.3 million after payment of underwriting discounts and commissions and offering expenses.

Holders of the Series A Term Preferred Stock began receiving monthly distributions on June 30, 2015 at an annualized rate of 7.75%. The Series A Term Preferred Stock is mandatorily redeemable on June 30, 2022 and may be redeemed prior to that date, at the Company’s option, on or after June 29, 2018.

[1]	An investment company trades at a premium when the market price at which its shares trade is more than its net asset value per share. Alternatively, an investment company trades at a discount when the market price at which its shares trade is less than its net asset value per share. Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Semiannual Report

The Series A Term Preferred Stock trades on the NYSE under the symbol “ECCA”. On June 30, 2015, the closing price of the Series A Term Preferred Stock was $25.07 per share. As of August 19, 2015, the closing price of the Series A Term Preferred Stock was $25.42.

Portfolio Update

Our portfolio continues to generate positive cash flow. During the first six months of 2015, the Company received cash distributions from our portfolio of $29.2 million, or approximately $2.11 per share of common stock.

During the first six months of 2015, we made new investments, via both the primary and secondary markets, totaling $69.3 million (net of amounts reinvested). The new CLO equity purchased during the period had a weighted average expected yield of 18.4%. Importantly, this expected yield includes a meaningful provision for future credit losses.

Included within the enclosed report, you will find detailed portfolio information as well as certain look-through information related to the collateral characteristics of the CLO equity and other unrated investments that we held as of June 30, 2015.

Earlier this year, we published information regarding the Company’s exposure to the oil and gas industry. While the Company believes that the spread widening that occurred on oil and gas-related high yield credit was warranted, we note that the senior secured loan market has had much less oil and gas exposure than the high yield bond market. Specifically, according to S&P Capital IQ, high yield bond exposure to oil and gas-related credits was approximately 17% versus approximately 5% for the senior secured loan market as of December 2014.2

Whereas on December 31, 2014, the Company’s portfolio had approximately 5.4% underlying exposure to the oil and gas industry, as of June 30, 2015, the portfolio’s underlying exposure to this industry dropped to 4.8%.

Loan Market

During the first half of the year, sentiment in the loan market has improved. Whereas in December 2014, only 2.73% of the loan market was trading above par according to S&P Capital IQ, due to, among other factors, concerns regarding oil and gas industry exposure, as of June 30, 2015, 28.90% of the loan market was trading at a premium to par.

Readers who are active in the credit markets have likely heard of the “leveraged lending guidelines” to which many banks are subject. Broadly, these guidelines limit the amount of leverage that banks can offer when arranging new large corporate loans. In part due to these guidelines, leverage multiples, which had increased gradually over the past several years, have now started to stabilize or decline. According to S&P Capital IQ, the average large corporate debt multiple in 2015 declined by approximately 0.2x compared to 2014 levels. While this is not a radical quantitative change, we believe the trend is noteworthy.

We also track revenue and EBITDA growth trends for the loan market. According to the most recent data published by S&P Capital IQ, as of Q1 2015, both metrics continue to show positive growth. We continue to believe that loan credit fundamentals remain favorable for investment.

In addition, the “maturity wall” continues to be pushed into the future. On a look-through basis, as of June 30, 2015 and based on the unaudited monthly CLO trustee reports received by the Company, the Company’s portfolio has only 8.1% of its underlying corporate credits maturing prior to 2019. This compares to 12.3% maturing prior to 2019 in the Company’s portfolio as of December 2014.

When considering the impact of leverage lending guidance, the further pushing out of the “maturity wall”, and revenue and EBITDA growth, we believe that these factors suggest that credit conditions will generally remain favorable for some time.

[2]	S&P Capital IQ, Interactive High Yield Report (December 18, 2014); S&P Capital IQ, Interactive Volume Report (December 2014).

Not Part of the Semiannual Report

Subsequent Portfolio Developments

Since June 30, 2015, we have continued to deploy the balance of the uninvested Series A Term Preferred Stock proceeds. During the period from July 1, 2015 through August 19, 2015, we deployed or committed all of the remaining Series A Term Preferred Stock proceeds which were uninvested as of June 30, 2015.

We view the pipeline of future investment opportunities to be strong and we continue to analyze investment opportunities which may be attractive to the Company.

Additional Information

In addition to the Company’s regulatory requirement to file certain quarterly and semi-annual portfolio information as described further in the enclosed report, the Company makes a monthly estimate of NAV and certain additional financial information available to investors via our website (www.eaglepointcreditcompany.com). The Company also recently began providing certain additional portfolio-level information on a monthly basis via our website.

We appreciate the trust and confidence our stockholders have placed in the Company.

Thomas Majewski

Chief Executive Officer

****************

This letter is intended to assist stockholders in understanding how the Company performed during the six months ended June 30, 2015. The views and opinions in this letter were current as of August 20, 2015. Statements other than statements of historical facts included in this letter may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Company undertakes no duty to update any forward-looking statement made herein.

Not Part of the Semiannual Report

Eagle Point Credit Company Inc.

Semiannual Report – June 30, 2015

Important Information

This report is transmitted to the stockholders of Eagle Point Credit Company Inc. (the “Company”) and is furnished pursuant to certain regulatory requirements. This report and the information and views included herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus.

Investors should read the Company’s prospectus carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value, which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of June 30, 2015. Nothing herein shall be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Neither Eagle Point Credit Management LLC nor the Company provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Company, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such. This report does not purport to be complete and no obligation to update or revise any information herein is being assumed.

For more complete information, or to obtain a prospectus, please visit www.eaglepointcreditcompany.com.

About Eagle Point Credit Company Inc.

The Company is a publicly-traded, non-diversified, closed-end management investment company. The Company’s investment objective is to generate high current income and capital appreciation primarily through investment in equity and junior debt tranches of CLOs. The Company is externally managed and advised by Eagle Point Credit Management LLC. The principals of Eagle Point Credit Management LLC are Thomas P. Majewski, Daniel W. Ko and Daniel M. Spinner. The Company makes certain unaudited portfolio information available on its website on a monthly basis as well as certain other unaudited financial information (www.eaglepointcreditcompany.com).

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the U.S. Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

i

SUMMARY OF CERTAIN UNAUDITED PORTFOLIO CHARACTERISTICS

The information presented below is on a look–through basis to the collateralized loan obligation, or “CLO”, equity and related investments held by Eagle Point Credit Company Inc. (“we”, “us”, “our”, the “Company” or “ECC”) as of June 30, 2015 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from June 2015 trustee reports, custody statements or other information received from CLO collateral managers and other third party sources. This data is shown as of June 30, 2015 and may not be representative of current or future holdings.

A summary of the Company’s portfolio of investments as of June 30, 2015 is illustrated below:

A summary of the underlying collateral characteristics of the Company’s CLO equity and other unrated investments as of June 30, 2015 is provided below:

Summary of Portfolio Characteristics
Number of unique underlying borrowers	1,048
Largest exposure to any individual borrower	0.87%
Average individual borrower exposure	0.10%
Exposure to ten largest obligors	6.74%
Aggregate exposure to senior secured loans	96.96%
Weighted average stated spread	3.98%
Weighted average LIBOR floor	0.96%
Weighted average % of floating rate loans w/ LIBOR Floors	98.65%
Weighted average credit rating of underlying collateral	B+/B
Weighted average junior OC cushion	4.96%
Weighted average market value of underlying collateral	98.81%
Weighted average maturity of underlying collateral	5.4 years
U.S. dollar currency exposure	100%

1

A summary of the top ten obligors on a look-through basis to the Company’s CLO equity and other unrated investments as of June 30, 2015 is provided below:

Top 10 Underlying Obligors
Obligor	% of Total
Albertsons	0.9%
Valeant Pharmaceuticals	0.8%
Asurion	0.8%
PetSmart	0.7%
American Airlines	0.7%
Formula One	0.6%
Royalty Pharma	0.6%
Numericable	0.6%
IMG Worldwide	0.6%
Community Health Systems	0.5%
Total	6.7%

A summary of the top ten industries of the underlying obligors on a look-through basis to the Company’s CLO equity and other unrated investments as of June 30, 2015 is provided below:

Top 10 Industries of Underlying Obligors
Industry	% of Total
Business equipment & services	9.2%
Health care	7.7%
Electronics/electrical	7.3%
Leisure goods/activities/movies	6.2%
Retailers (except food & drug)	5.4%
Telecommunications	4.9%
Oil & gas	4.8%
Chemicals & plastics	4.7%
Financial intermediaries	4.6%
Automotive	3.6%
Total	58.3%

A summary of the credit ratings distribution of the underlying obligors on a look-through basis to the Company’s CLO equity and other unrated investments as of June 30, 2015 is provided below:

A summary of the maturity distribution of the underlying obligors on a look-through basis to the Company’s CLO equity and other unrated investments as of June 30, 2015 is provided below:

1 Credit ratings shown are based on those assigned by Standard & Poor’s (“S&P”) or, for comparison and informational purposes, if S&P does not assign a rating to a particular obligor, the ratings shown depict the S&P equivalent rating of a rating agency that rated the obligor. S&P credit ratings were selected for use herein as they typically apply to the obligor rather than a specific borrowing in CLO methodology. Specific ratings of actual borrowings by an obligor may differ among rating agencies. Ratings below BBB- are below investment grade. Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com).

2

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2015

(expressed in U.S. dollars)

(Unaudited)

ASSETS

Investments, at fair value (cost $275,583,075)	$270,007,919
Cash	40,153,919
Interest receivable	7,517,237
Receivable for securities sold	23,728,231
Prepaid expenses	24,850
Total Assets	341,432,156

LIABILITIES

Mandatorily redeemable preferred stock (Note 7):
Mandatorily redeemable preferred stock (1,818,000 shares outstanding)	45,450,000
Unamortized deferred debt issuance costs	(2,067,697)
Net mandatorily redeemable preferred stock less unamortized deferred debt issuance costs	43,382,303

Payable for securities purchased	28,984,977
Common stock distribution payable	8,288,716
Incentive fee payable	1,616,668
Management fee payable	1,228,609
Due to affiliates	253,448
Administration fees payable	137,179
Directors’ fees payable	79,375
Other expenses payable	231,562
Total Liabilities	84,202,837

COMMITMENTS AND CONTINGENCIES (Note 8)

NET ASSETS applicable to 13,814,526 shares of $0.001 par value common stock outstanding	$257,229,319

NET ASSETS consist of:
Paid-in capital (Notes 5 & 6)	$270,148,104
Accumulated net realized gain (loss) on investments	789,157
Accumulated net unrealized appreciation (depreciation) on investments	(5,575,156)
Aggregate common stock distributions paid in excess of net investment income	(8,195,295)
Aggregate reinvestment of distributions	62,509
Total Net Assets	$257,229,319
Net asset value per share of common stock	$18.62

See accompanying notes to the consolidated financial statements

3

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of June 30, 2015

(expressed in U.S. dollars)

(Unaudited)

		Effective	Principal		Fair	% of Net
Company	Investment (1)	Yield (2)	Amount	Cost	Value (3) (4)	Assets

CLO Debt
CIFC Funding 2015-III, Ltd.	CLO Secured Note - Class F (due 10/19/27)	7.18%	$1,150,000	$1,039,805	$1,039,805	0.40%
Cutwater 2015-I, Ltd.	CLO Secured Note - Class F (due 7/15/27)	7.38%	3,500,000	3,149,300	3,139,675	1.22%
Marathon CLO VIII Ltd.	CLO Secured Note - Class D (due 7/18/27)	6.34%	750,000	702,750	702,750	0.27%
Zais CLO 3, Ltd.	CLO Secured Note - Class E (due 7/15/27)	7.57%	2,600,000	2,297,880	2,353,000	0.91%
				7,189,735	7,235,230	2.80%

CLO Equity
Apidos CLO XIV	CLO Subordinated Note (due 4/15/25)	15.34%	11,177,500	8,701,688	9,247,945	3.60%
Avery Point V CLO, Ltd.	CLO Income Note (due 7/17/26)	14.57%	10,875,000	8,521,878	7,154,701	2.78%
Babson CLO Ltd. 2013-II	CLO Subordinated Note (due 1/18/25)	16.65%	12,939,125	9,312,275	10,831,116	4.21%
BlueMountain CLO 2013-2, Ltd.	CLO Subordinated Note (due 1/22/25)	15.45%	5,000,000	4,452,679	4,317,694	1.68%
CIFC Funding 2013-I, Ltd.	CLO Subordinated Note (due 4/16/25)	14.85%	4,000,000	3,436,602	3,141,451	1.22%
CIFC Funding 2013-II, Ltd.	CLO Subordinated Note (due 4/21/25)	14.79%	12,325,000	8,451,929	9,836,566	3.82%
CIFC Funding 2014, Ltd.	CLO Subordinated Note (due 4/18/25)	18.04%	13,387,500	10,065,298	10,254,630	3.99%
CIFC Funding 2014, Ltd.	CLO Income Note (due 4/18/25)	18.04%	500,000	409,231	367,146	0.14%
CIFC Funding 2014-III, Ltd.	CLO Income Note (due 7/22/26)	16.19%	5,000,000	4,082,919	4,007,239	1.56%
CIFC Funding 2014-IV, Ltd.	CLO Income Note (due 10/17/26)	14.11%	7,000,000	5,664,099	5,247,572	2.04%
CIFC Funding 2015-III, Ltd.	CLO Subordinated Note (due 10/19/27)	16.75%	15,400,000	13,467,422	13,467,422	5.24%
Cutwater 2015-I, Ltd.	CLO Subordinated Note (due 7/15/27)	19.52%	27,300,000	24,081,328	23,861,824	9.28%
Flagship CLO VIII, Ltd.	CLO Subordinated Note (due 1/16/26)	14.82%	20,000,000	16,120,432	15,343,242	5.96%
Flagship CLO VIII, Ltd.	CLO Income Note (due 1/16/26)	14.82%	7,360,000	5,494,538	5,198,533	2.02%
Galaxy XVIII CLO, Ltd.	CLO Subordinated Note (due 10/15/26)	13.12%	5,000,000	3,978,823	3,308,732	1.29%
GoldenTree Loan Opportunities VIII, Ltd.	CLO Subordinated Note (due 4/19/26)	17.20%	16,560,000	14,568,268	14,490,206	5.63%
Halcyon Loan Advisors Funding 2014-3, Ltd.	CLO Subordinated Note (due 10/22/25)	13.43%	5,750,000	5,042,761	4,407,093	1.71%
Marathon CLO VI Ltd.	CLO Subordinated Note (due 5/13/25)	14.24%	2,975,000	2,445,730	2,839,296	1.10%
Marathon CLO VII Ltd.	CLO Subordinated Note (due 10/28/25)	15.67%	10,526,000	9,301,059	9,498,796	3.69%
Marathon CLO VIII Ltd.	CLO Subordinated Note (due 7/18/27)	19.42%	14,500,000	13,775,000	13,775,000	5.36%
Octagon Investment Partners XIV, Ltd.	CLO Subordinated Note (due 1/15/24)	18.17%	12,325,000	9,630,394	8,143,233	3.17%
Octagon Investment Partners XIV, Ltd.	CLO Income Note (due 1/15/24)	18.17%	4,250,000	3,025,171	2,723,020	1.06%
Octagon Investment Partners XIX, Ltd.	CLO Subordinated Note (due 4/15/26)	15.76%	3,000,000	2,408,282	2,295,215	0.89%
Octagon Investment Partners XVII, Ltd.	CLO Subordinated Note (due 10/25/25)	15.08%	12,000,000	9,848,300	9,141,026	3.55%
Octagon Investment Partners XX, Ltd.	CLO Subordinated Note (due 8/12/26)	13.45%	2,500,000	2,225,550	2,048,239	0.80%
OHA Credit Partners IX, Ltd.	CLO Subordinated Note (due 10/20/25)	12.13%	6,750,000	5,850,840	4,749,828	1.85%
Regatta III Funding Ltd.	CLO Subordinated Note (due 4/15/26)	12.29%	2,500,000	1,931,595	1,796,375	0.70%
Sheridan Square CLO, Ltd.	CLO Subordinated Note (due 4/15/25)	27.74%	2,125,000	2,016,202	2,012,994	0.78%
THL Credit Wind River 2013-2 CLO Ltd.	Class M Note (due 1/18/26)	7.68%	1,275,000	249,950	479,624	0.19%
THL Credit Wind River 2013-2 CLO Ltd.	CLO Subordinated Note (due 1/18/26)	14.15%	11,462,250	9,059,116	8,367,249	3.25%
THL Credit Wind River 2014-3 CLO Ltd.	CLO Subordinated Note (due 1/22/27)	17.65%	13,000,000	11,454,862	11,711,881	4.55%
Voya CLO 2014-4, Ltd.	CLO Subordinated Note (due 10/14/26)	15.28%	10,000,000	8,979,119	8,465,123	3.29%
Zais CLO 3, Ltd.	CLO Subordinated Note (due 7/15/27)	19.04%	11,750,000	10,340,000	10,191,441	3.96%
				248,393,340	242,721,452	94.36%
Loan Accumulation Facilities (5)
OFSI VIII, Ltd.	Loan Accumulation Facility
	(Class A Preference Shares)		15,800,000	15,800,000	15,841,824	6.16%
Waterson Park CLO, Ltd.	Loan Accumulation Facility
	(Preference Shares)		4,200,000	4,200,000	4,209,413	1.64%
				20,000,000	20,051,237	7.80%

Total investments at fair value as of June 30, 2015				$275,583,075	$270,007,919	104.96%

Net assets above (below) fair value of investments					(12,778,600)

Net assets at June 30, 2015					$257,229,319

(1)	All investments categorized as structured finance securities.
(2)	CLO subordinated notes, income notes, and M notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effecitve yield is estimated based upon a current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Such projections are periodically reviewed and adjusted as needed. The effective yield and investment cost may ultimately not be realized.
(3)	Fair value is determined in good faith in accordance with the Company’s valuation policy and is reviewed and accepted by the Company’s Board of Directors.
(4)	Fair value includes the Company’s interest in fee rebates on CLO subordinated notes.
(5)	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.

See accompanying notes to the consolidated financial statements

4

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

For the six months ended June 30, 2015

(expressed in U.S. dollars)

(Unaudited)

INVESTMENT INCOME
Interest income	$18,269,044
Other income	290,373
Total Investment Income	18,559,417

EXPENSES
Incentive fee	2,946,446
Management fee	2,373,030
Interest expense on mandatorily redeemable preferred stock	456,032
Professional fees	340,326
Administration fees	304,199
Directors’ fees	169,000
Other expenses	254,494
Total Expenses	6,843,527

NET INVESTMENT INCOME	11,715,890

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	258,144
Net change in unrealized appreciation (depreciation) on investments	(1,792,154)
NET GAIN (LOSS) ON INVESTMENTS	(1,534,010)

NET INCOME (LOSS) & NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,181,880

See accompanying notes to the consolidated financial statements

5

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(expressed in U.S. dollars)

(Unaudited)

	For the	For the	For the
	three months ended	three months ended	six months ended
	June 30, 2015	March 31, 2015	June 30, 2015
INVESTMENT INCOME
Interest income	$10,050,612	$8,218,432	$18,269,044
Other income	146,662	143,711	290,373
Total Investment Income	10,197,274	8,362,143	18,559,417

EXPENSES
Incentive fee	1,571,239	1,375,207	2,946,446
Management fee	1,228,609	1,144,421	2,373,030
Interest expense on mandatorily redeemable preferred stock	456,032	-	456,032
Professional fees	236,237	104,089	340,326
Administration fees	177,975	126,224	304,199
Directors’ fees	89,625	79,375	169,000
Other expenses	141,688	112,806	254,494
Total Expenses	3,901,405	2,942,122	6,843,527

NET INVESTMENT INCOME	6,295,869	5,420,021	11,715,890

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	158,579	99,565	258,144
Net change in unrealized appreciation (depreciation) on investments	(61,345)	(1,730,809)	(1,792,154)
NET GAIN (LOSS) ON INVESTMENTS	97,234	(1,631,244)	(1,534,010)

NET INCOME (LOSS) & NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,393,103	$3,788,777	$10,181,880

Note: The above Consolidated Statement of Operations represents the quarter-to-quarter net income (loss) and net increase (decrease) in net assets resulting from operations during the six months ended June 30, 2015, and has been provided as supplemental information to the consolidated financial statements.

See accompanying notes to the consolidated financial statements

6

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(expressed in U.S. dollars, except share amounts)

(Unaudited)

	For the	For the period from
	six months ended	October 6, 2014
	June 30, 2015	to December 31, 2014
Net income (loss) and net increase (decrease) in net assets resulting from operations:
Net investment income	$11,715,890	$4,260,591
Net realized gain (loss) on investments	258,144	531,013
Net change in unrealized appreciation (depreciation) on investments	(1,792,154)	(9,078,984)
Total net income (loss) and net increase (decrease) in net assets resulting from operations	10,181,880	(4,287,380)

Common stock distributions paid to stockholders:
Common stock distributions from net investment income	(11,715,890)	(4,260,591)
Common stock distributions from net realized gains on investments	(258,144)	-
Common stock distributions from return of capital	(4,601,496)	(3,335,655)
Total common stock distributions paid to stockholders	(16,575,530)	(7,596,246)

Capital share transactions:
Issuance of shares of common stock upon conversion	-	173,338,066
Issuance of shares of common stock upon the Company’s initial public offering	-	102,106,020
Proceeds from issuance of shares of common stock in accordance with the Company’s dividend reinvestment plan	62,509	-
Total capital share transactions	62,509	275,444,086

Total increase (decrease) in net assets	(6,331,141)	263,560,460
Net assets at beginning of period	263,560,460	-
Net assets at end of period	$257,229,319	$263,560,460

Capital share activity:
Shares of common stock issued upon conversion	-	8,656,057
Shares of common stock sold upon the Company’s initial public offering	-	5,155,301
Shares of common stock issued in accordance with the Company’s dividend reinvestment plan	3,168	-
Total increase (decrease) in capital share activity	3,168	13,811,358

See accompanying notes to the consolidated financial statements

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CONSOLIDATED STATEMENT OF MEMBER’S EQUITY

For the period from June 6, 2014 (Commencement of Operations) to October 5, 2014

(expressed in U.S. dollars)

(Unaudited)

Member’s equity at beginning of period	$-
Contributed securities at fair value	148,926,566
Contributed cash	15,256,539
Net investment income	7,755,029
Net realized gain (loss) on investments	1,204,960
Net change in unrealized appreciation (depreciation) on investments	194,972
Member’s equity at end of period	$173,338,066

Units issued and outstanding as of October 5, 2014 (prior to conversion) (1)	2,500,000
Net asset value per unit	$69.34

(1) Units were converted into 8,656,057 shares of common stock, effective October 6, 2014

See Note 5 “Sole Member’s Equity” for further discussion relating to Member’s Equity for the period from June 6, 2014 (Commencement of Operations) to October 5, 2014

Note: The above Consolidated Statement of Member’s Equity represents the period when the Company was initially organized as a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd., and has been provided as supplemental information to the consolidated financial statements

See accompanying notes to the consolidated financial statements

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EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

For the six months ended June 30, 2015

(expressed in U.S. dollars)

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss) and net increase (decrease) in net assets resulting from operations	$10,181,880
Adjustments to reconcile net income (loss) and net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(149,994,298)
Proceeds from sales of investments (1)	95,442,340
Net realized (gain) loss on investments	(258,144)
Net change in unrealized (appreciation) depreciation on investments	1,792,154
Changes in assets and liabilities:
Interest receivable	(2,973,545)
Receivable for securities sold	(9,231,406)
Prepaid expenses	49,699
Payable for securities purchased	1,496,777
Incentive fee payable	1,616,668
Management fee payable	152,895
Due to affiliates	253,448
Administration fees payable	117,103
Directors’ fees payable	55,750
Other expenses payable	156,562

Net cash provided by (used in) operating activities	(51,142,117)

CASH FLOWS FROM FINANCING ACTIVITIES
Common stock distributions paid to stockholders	(15,883,060)
Proceeds from shares of common stock issued in accordance with the Company’s dividend reinvestment plan	62,509
Mandatorily redeemable preferred stock	45,450,000
Unamortized deferred debt issuance costs	(2,067,697)

Net cash provided by (used in) financing activities	27,561,752

NET INCREASE (DECREASE) IN CASH	(23,580,365)

CASH, BEGINNING OF PERIOD	63,734,284

CASH, END OF PERIOD	$40,153,919

Supplemental disclosure of non-cash financing activities:
Change in distributions declared on shares of common stock, not yet paid	$692,470

Supplemental disclosures:
Cash paid for interest expense on mandatorily redeemable preferred stock	420,729
Amoritzation included in interest expense on mandatorily redeemable preferred stock	35,303
Total interest expense on mandatorily redeemable preferred stock	$456,032

(1) Proceeds from sales of investments includes $13,648,177 of cash flows reflected as return of capital on portfolio investments

See accompanying notes to the consolidated financial statements

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1.	ORGANIZATION

The Company is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s common stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “ECC.”

As of June 30, 2015, the Company had two wholly-owned subsidiaries: Eagle Point Credit Company Sub LLC, a Delaware limited liability company, and Eagle Point Credit Company Sub (Cayman) Ltd., a Cayman Islands exempted company.

The Company was initially formed on March 24, 2014 as Eagle Point Credit Company LLC, a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd., a Cayman Island exempted company (the “Sole Member”), which, in turn, is a subsidiary of Eagle Point Credit Partners LP (the “Private Fund”). The Private Fund is a master fund in a master feeder structure and has three feeder funds which invest substantially all of their assets in the Private Fund.

The Company commenced operations on June 6, 2014, the date the Sole Member contributed, at fair value, a portfolio of cash and securities to the Company.

On October 6, 2014, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Sole Member became a stockholder of Eagle Point Credit Company Inc. In connection with the Conversion, the Sole Member converted 2,500,000 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 8,656,057 shares and an effective conversion rate of 3.4668 shares per unit, Immediately therewith, the Sole Member distributed such shares to the Private Fund, which in turn, distributed such shares as a redemption in-kind to certain of its ultimate beneficial owners. On October 7, 2014, the Company priced its initial public offering (the “IPO”) and, on October 8, 2014, the Company’s shares began trading on the NYSE.

See Note 5 “Sole Member’s Equity” and Note 6 “Common Stock” for further discussion relating to the Conversion and IPO.

The Company has elected to be treated as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

Eagle Point Credit Management LLC (the “Adviser” or “Eagle Point”) is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, a wholly-owned subsidiary of the Adviser, is the administrator of the Company (the “Administrator”).

The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans. The CLO securities in which the Company will primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. The Company may also invest in other securities and instruments related to these investments or that the Adviser believes are consistent with the Company’s investment objectives, including senior debt tranches of CLOs and loan accumulation facilities. From time to time, in connection with the acquisition of newly issued CLO equity, the Company may receive fee rebates from the CLO issuer. The Company’s interests in fee rebates are held in the name of Eagle Point Credit Company Sub LLC.

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2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated upon consolidation. The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated financial statements are measured and presented in United States dollars.

Fair Value of Financial Instruments

Assets and liabilities, which qualify as financial instruments under FASB ASC Topic 825 Financial Instruments, are carried at fair value or contractual amounts approximating fair value.

Use of Estimates

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimated.

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of investments. In the absence of readily determinable fair values, fair value of the Company’s investments is determined in accordance with the Company’s valuation policy. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected on the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). The Company’s fair valuation process is reviewed and approved by the Board.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

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Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.

•	Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.

•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Company’s valuation policy and accepted by the Board.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are accepted by the Board on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing the Company’s investments in CLO debt, CLO equity and loan accumulation facilities, the Adviser considers a variety of relevant factors as set forth in the Company’s valuation policy, including price indications from multiple dealers, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model.

The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

Investment Income Recognition

Interest income from debt positions in CLO investment vehicles is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized using the effective interest method.

Interest income from investments in CLO equity is recorded based upon an effective yield to maturity utilizing assumed cash flows. The Company monitors the expected cash flows from its CLO equity investments and effective yield is determined and adjusted as needed. Cash flows received in excess of the effective yield are reflected as return of capital.

Interest income from loan accumulation facilities is characterized and recorded based on information provided by the trustees of each loan accumulation facility.

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Other Income

Other income may include the Company’s share of income under the terms of Class M notes and fee rebate agreements and is recorded based upon an effective yield to maturity utilizing assumed cash flows. The Company monitors the expected cash flows from its Class M notes and fee rebate agreements and effective yield is determined and adjusted as needed.

Interest Expense

Interest expense includes the Company’s declared distributions and amortization of deferred debt issuance costs associated with its 7.75% Series A Term Preferred Stock due 2022 (“the Series A Term Preferred Stock”).

See Note 7 “Mandatorily Redeemable Preferred Stock” for further discussion relating to the Series A Term Preferred Stock issuance.

Deferred Debt Issuance Costs

Deferred debt issuance costs consist of fees and expenses incurred in connection with the issuance of the Series A Term Preferred Stock. Deferred debt issuance costs were capitalized at the time of issuance and will be amortized on a straight-line basis over the term of the Series A Term Preferred Stock. Amortization of deferred debt issuance costs are reflected in the Interest expense on mandatorily redeemable preferred stock balance in the Consolidated Statement of Operations.

See Note 10 “Recent Accounting Pronouncements” for further discussion on the Company’s early adoption of ASU 2015-03 “Simplifying the Presentation of Debt Issuance Costs.”

Securities Transactions

The Company records the purchases and sales of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts. No cash equivalent balances were held as of June 30, 2015.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Organization Costs

The Adviser has paid all of the Company’s organization costs.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums.

Federal and Other Taxes

The Company intends to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting

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purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes.

As of June 30, 2015, the federal income tax cost and net unrealized depreciation on securities held by the Company were as follows:

Cost for federal income tax purposes	$274,950,278

Gross unrealized appreciation	$8,501,895
Gross unrealized depreciation	$(13,444,254)
Net unrealized depreciation	$(4,942,359)

Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from partnerships and passive foreign investment company investments. These amounts will be finalized before filing the Company’s federal income tax return.

Distributions

Distributions from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions from net investment income, if any, are expected to be declared and paid quarterly. Distributions to stockholders are recorded as a liability on the declaration date and are automatically reinvested in full shares of the Company in accordance with the Company’s dividend reinvestment plan (the “DRIP”). The Company’s common stockholders who opt-out of participation in the DRIP (including those stockholders whose shares are held through a broker who has opted out of participation in the DRIP) will receive all distributions in cash.

The characterization of distributions paid to stockholders reflect estimates made by the Company for U.S. GAAP purposes. Such estimates are subject to re-characterization for federal income tax purposes at year-end.

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of June 30, 2015:

Fair Value Measurement
	Level I	Level II	Level III	Total

CLO Debt	$-	$-	$7,235,230	$7,235,230
CLO Equity	-	-	242,721,452	242,721,452
Loan Accumulation Facilities	-	-	20,051,237	20,051,237

Total Investments at Fair Value	$-	$-	$270,007,919	$270,007,919

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The changes in investments classified as Level III are as follows for the six months ended June 30, 2015:

Change in Investments Classified as Level III

			Loan
			Accumulation
	CLO Debt	CLO Equity	Facilities	Total

Beginning Balance at January 1, 2015	$2,963,185	$184,026,786	$30,000,000	$216,989,971
Purchases of investments	12,864,635	83,379,663	53,750,000	149,994,298
Proceeds from sales of investments	(8,724,075)	(22,891,590)	(63,826,675)	(95,442,340)
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	131,485	(1,793,407)	127,912	(1,534,010)

Balance as of June 30, 2015	$7,235,230	$242,721,452	$20,051,237	$270,007,919

Change in unrealized depreciation on investments still held as of June 30, 2015	$111,141	$(3,130,923)	$9,413	$(3,010,369)

The net realized gains (losses) recorded for Level III investments are reported in Net realized gain (loss) on investments balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in Net change in unrealized appreciation (depreciation) on investments balance in the Consolidated Statement of Operations.

The change in unrealized depreciation on investments still held as of June 30, 2015 was $(3,010,369).

Valuation of CLO Subordinated and Income Notes

The Adviser gathers price indications from dealers, if available, as part of its valuation process to estimate fair value of each CLO subordinated and income note investment. Dealer price indications are not firm bids and may not be representative of the actual value where trades can be consummated.

In addition, the Adviser utilizes a third party financial model to estimate the fair value of CLO subordinated and income note investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees. The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level III of the fair value hierarchy as of June 30, 2015. In addition to the techniques and inputs noted in the table below, according to the Company’s valuation policy, the Adviser may use other valuation techniques and methodologies when determining the Company’s fair value measurements as provided for in the valuation policy and approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements.

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	Quantitative Information about Level III Fair Value Measurements

	Fair Value as of	Valuation
Assets	June 30, 2015	Techniques/Methodologies	Unobservable Input	Range / Weighted Average
CLO Equity	$242,721,452	Discounted	Constant Default Rate	2.00%
		Cash Flows	Constant Prepayment Rate	25.00%
			Reinvestment Spread	3.40% - 3.95% / 3.76%
			Reinvestment Price	99.50%
			Reinvestment Floor	1.00%
			Recovery Rate	70.00%
			Discount Rate to Maturity	11.00% - 20.00% / 14.24%

Increases (decreases) in the constant default rate, reinvestment price and discount rate in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread, reinvestment floor and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the constant prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the constant default rate may be accompanied by a directionally opposite change in the assumption used for the constant prepayment rate and recovery rate.

Valuation of CLO Secured Notes

The Company’s CLO debt has been valued using unadjusted indicative broker dealer quotes. As a result, there were no unobservable inputs that have been internally developed by the Company in determining the fair values of these investments as of June 30, 2015.

Valuation of Loan Accumulation Facilities

Loan accumulation facilities are typically short - to medium-term in nature and are entered into in contemplation of a specific CLO investment. Unless the loan accumulation facility documents contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser determines the originally contemplated CLO is unlikely to be consummated, the fair value of the loan accumulation facility is based on the cost of the underlying loans plus accrued interest and realized gains (losses) reported by the trustee. In all other situations, the fair value of the CLO loan accumulation facility is based on the market value of the underlying loans plus accrued interest.

Investment Risk Factors and Concentration of Investments

Market Risk. Certain events particular to each market in which the Company’s investments conduct operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Company’s investments and/or on the fair value of the Company’s investments. Such events are beyond the Company’s control, and the likelihood they may occur and the potential effect on the Company cannot be predicted.

Concentration Risk. The Company is classified as “non-diversified” under the 1940 Act. As a result, the Company can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Company may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. In particular, because the Company’s portfolio of investments may lack diversification among CLO securities and related investments, the Company is susceptible to a risk of significant loss if one or more of these CLO securities and related investments experience a high level of defaults on the collateral they hold.

Liquidity Risk. The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial and other

16

eligibility requirements on prospective transferees. Other investments the Company may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Company’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Risks of Investing in CLOs. The Company’s investments consist in part of CLO securities and the Company may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The Company and other investors in CLO and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO equity and junior debt tranches will likely be subordinate to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments we hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the Company invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the Company may target. In addition, CLO and other structured finance securities may be subject to prepayment risk.

Risks of Investing in Loan Accumulation Facilities. The Company invests in loan accumulation facilities, which are short- to medium-term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. In addition, there typically will be no assurance future CLOs will be consummated or that loans held in such a facility are eligible for purchase by the CLO. Furthermore, the Company likely will have no consent rights in respect of the loans to be acquired in such a facility and in the event the Company does have any consent rights, they will be limited. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company primarily to credit and/or mark-to-market losses, and other risks. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage.

Interest Rate Risk. The fair value of certain investments held by the Company may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair

17

value of its assets and operating results. In the event the Company’s interest expense was to increase relative to income, or sufficient financing became unavailable, return on investments and cash available for distribution would be reduced. In addition, future investments in different types of instruments may carry a greater exposure to interest rate risk.

LIBOR Floor Risk. An increase in LIBOR will increase the financing costs of CLOs. Since many of the senior secured loans within these CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the average LIBOR floor rate of such senior secured loans) resulting in smaller distribution payments to the equity investors in these CLOs.

LIBOR Risk. The CLOs in which the Company invests typically obtain financing at a floating rate based on LIBOR. Regulators and law-enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into potential manipulation of LIBOR. Several financial institutions have reached settlements with the Commodity Futures Trading Commission, the U.S. Department of Justice Fraud Section and the United Kingdom Financial Services Authority in connection with investigations by such authorities into submissions made by such financial institutions to the bodies whom set LIBOR and other interbank offered rates. Additional investigations remain ongoing with respect to other major banks. There can be no assurance there will not be additional admissions or findings of rate-setting manipulation or manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. ICE Benchmark Administration Limited (formerly NYSE Euronext Rate Administration Limited) assumed administration of LIBOR on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue or suspend calculation or dissemination of LIBOR. Any such actions or other effects from the ongoing investigations could adversely affect the liquidity and value of the Company’s investments. Further, additional admissions or findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices. An increase in alternative types of financing at the expense of LIBOR-based CLOs may impair the liquidity of the Company’s investments. Additionally, it may make it more difficult for CLO issuers to satisfy certain conditions set forth in a CLO’s offering documents.

Historically Low Interest Rate Environment. As of the date of the consolidated financial statements, interest rates in the United States are at, or near, historic lows, which may increase the Company’s exposure to risks associated with rising interest rates. Moreover, interest rate levels are currently impacted by extraordinary monetary policy initiatives, the effect of which is impossible to predict with certainty.

Leverage Risk. The Company has incurred leverage through the issuance of the Series A Term Preferred Stock and the Company may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, as well as leverage in the form of derivative transactions, additional shares of preferred stock and other structures and instruments, in significant amounts and on terms the Adviser and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Any such leverage do not include embedded or inherent leverage in CLO structures in which the Company invests or in derivative instruments in which the Company may invest. Accordingly, there may be a layering of leverage in overall structure. The more leverage is employed, the more likely a substantial change will occur in the Company’s net asset value (“NAV”). Accordingly, any event adversely affecting the value of an investment would be magnified to the extent leverage is utilized.

Highly Subordinated and Leveraged Securities Risk. The Company’s portfolio includes equity and junior debt investments in CLOs, which involve a number of significant risks. CLO equity and junior debt securities are typically very highly levered (with CLO equity securities typically being leveraged nine to thirteen times), and therefore the junior debt and equity tranches in which the Company is currently invested are subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Company will generally have the right to receive payments only from the CLOs, and will

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generally not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company intends to initially target generally enable the investor to acquire interests in a pool of senior secured loans without the expenses associated with directly holding the same investments, the Company will generally pay a proportionate share of the CLOs’ administrative, management and other expenses. In addition, the Company may have the option in certain CLOs to contribute additional amounts to the CLO issuer for purposes of acquiring additional assets or curing coverage tests, thereby increasing overall exposure and capital at risk to such CLO.

Credit Risk. If a CLO in which the Company invests, an underlying asset of any such CLO or any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both the Company’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Company’s income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Company’s NAV. With respect to investments in CLO securities and credit investments that are secured, there can be no assurance liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of a scheduled dividend, interest or principal or such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Company could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a CLO security or credit investment. To the extent the credit rating assigned to a security in the Company’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

4.	RELATED PARTY TRANSACTIONS

Investment Adviser

On June 6, 2014, the Company entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser a management fee and an incentive fee for its services.

The management fee is calculated and payable quarterly, in arrears, at an annual rate equal to 1.75% of the Company’s “total equity base.” “Total equity base” means the net asset value attributable to the common stock and the paid-in, or stated, capital of the Series A Term Preferred Stock. The management fee for any partial quarter is pro-rated (based on the number of days actually elapsed at the end of such partial quarter relative to the total number of days in such calendar quarter). The Company was charged a management fee of $2,373,030 for the six months ended June 30, 2015, of which, $1,228,609 was payable as of June 30, 2015.

The incentive fee is calculated and payable quarterly, in arrears, based on the pre-incentive fee net investment income of the Company for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement (as defined below) and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments payment-in-kind interest and zero coupon securities), accrued income the Company has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains or realized or unrealized losses.

Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s NAV at the end of the immediately preceding calendar quarter, is compared to a hurdle rate of 2.00% per quarter (8.00%

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annualized). The Company pays the Adviser an incentive fee with respect to the Company’s pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the Company’s pre-incentive fee net investment income does not exceed 2.00%; (2) 100% of the Company’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, exceeding the hurdle rate but less than 2.50% in any calendar quarter; and (3) 20% of the amount of the Company’s pre-incentive fee net investment income, if any, exceeding 2.50% in any calendar quarter. The Company incurred incentive fees of $2,946,446 for the six months ended June 30, 2015, of which, $1,616,668 was payable as of June 30, 2015.

Administrator

Effective June 6, 2014, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, a wholly-owned subsidiary of the Adviser. Subject to supervision by and the overall control of the Board, the Administrator acts as administrator of the Company, and furnishes, or arranges for others to furnish, the administrative services, personnel and facilities necessary for the operation of the Company. The Company reimburses the Administrator for the costs and expenses incurred in performing its obligations under the Administration Agreement. The Administrator has delegated to SS&C Technologies Inc. (“SS&C”) certain administrative and clerical services to perform on behalf of the Company.

For the six months ended June 30, 2015, the Company was charged a total of $304,199 in administration fees consisting of $221,553 and $82,646 relating to services provided by the Administrator and SS&C, respectively, which are included in the Consolidated Statement of Operations and, of which, $137,179 was payable as of June 30, 2015.

Affiliated Ownership

Certain directors, officers and other related parties, including members of the Company’s management, hold 64.0% of the common stock and 0.8% of the Series A Term Preferred Stock of the Company as of June 30, 2015. This represents 56.7% of the total outstanding voting stock of the Company as of June 30, 2015.

Exemptive Relief

On March 17, 2015, the SEC issued an order granting the Company exemptive relief to co-invest in certain negotiated investments with affiliated investment funds managed by the Adviser, subject to certain conditions.

5.	SOLE MEMBER’S EQUITY

For the period of June 6, 2014 to October 5, 2014, the Company was a wholly-owned subsidiary of the Sole Member, which in turn was a wholly-owned subsidiary of the Private Fund. As of October 5, 2014, the Company had 2,500,000 units issued and outstanding, all of which were held by the Sole Member.

On June 6, 2014, the Sole Member contributed $155,301,542 to the Company, consisting of cash of $6,374,976 and securities with a fair value of $148,926,566 (cost basis of $143,825,556) as detailed in the following table:

Contributed Portfolio
	Cost	Fair Value
	as of June 6, 2014	as of June 6, 2014

CLO Debt	$6,586,030	$6,632,450

CLO Equity	79,864,526	83,219,961

Loan Accumulation Facilities	57,375,000	59,074,155

Total	$143,825,556	$148,926,566

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The contribution price represents fair value of the securities as determined in accordance with U.S. GAAP as of the contribution date and as accepted by the Company’s audit committee and the Board.

6.	COMMON STOCK

On October 6, 2014, the Company converted from a Delaware limited liability company into a Delaware corporation. At the time of the Conversion, the Sole Member of Eagle Point Credit Company LLC became a stockholder of Eagle Point Credit Company Inc. and was issued an aggregate of 8,656,057 shares of common stock, par value $0.001 per share. The Sole Member distributed such shares to the Private Fund, which in turn, distributed such shares as a redemption in-kind to certain of its ultimate beneficial owners.

On October 7, 2014, the Company priced its IPO and sold an additional 5,155,301 shares of its common stock at a public offering price of $20.00 per share. The Company raised gross proceeds of $103,106,020. The Company paid $1,000,000 or $0.07 per share in offering costs associated with the successful offering. This cost was borne by all common stockholders of the Company as a charge to stockholders’ equity. The Company has used the net proceeds from the IPO to acquire investments in accordance with the Company’s investment objectives and strategies and for general working capital purposes.

On October 8, 2014, the Company’s shares began trading on the NYSE under the symbol “ECC.”

As of June 30, 2015, there were 100,000,000 shares of common stock authorized, of which 13,814,526 shares were issued and outstanding.

7.	MANDATORILY REDEEMABLE PREFERRED STOCK

On May 18, 2015, the Company closed an underwritten, public offering of 1,600,000 shares of Series A Term Preferred Stock at a public offering price of $25 per share, resulting in gross proceeds of $40.0 million and approximately $38.1 million in net proceeds to the Company, after payment of underwriting discounts and commissions and offering expenses.

The underwriters partially exercised the thirty-day overallotment option granted to them in connection with the offering and on June 2, 2015, purchased an additional 218,000 shares of Series A Term Preferred Stock, resulting in additional gross proceeds of $5.5 million and approximately $5.2 million in additional net proceeds to the Company, after payment of underwriting discounts and commissions.

The Series A Term Preferred Stock is listed on the NYSE under the symbol “ECCA.”

As of June 30, 2015, there were 20,000,000 shares of preferred stock authorized, of which 1,818,000 shares were issued and outstanding.

The Company is required to redeem all outstanding shares of the Series A Term Preferred Stock on June 30, 2022 at a redemption price of $25 per share (the “Liquidation Preference”), plus accumulated but unpaid dividends, if any. At any time on or after June 29, 2018, the Company may, at its sole option, redeem the outstanding shares of the Series A Term Preferred Stock at a redemption price per share equal to the Liquidation Preference, plus accumulated but unpaid dividends, if any. In addition, if the Company fails to maintain asset coverage with respect to the mandatorily redeemable preferred stock of at least 200% and is unable to cure such failure by a certain date, it will be required to redeem shares of mandatorily redeemable preferred stock, including the Series A Term Preferred Stock, at least equal to the lesser of (1) the minimum number of shares of mandatorily redeemable preferred stock that will result in achieving asset coverage of at least 200%, or (2) the maximum number of shares of mandatorily redeemable preferred stock that can be redeemed out of funds legally available for redemption.

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8.	COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As of June 30, 2015, the Company had no unfunded commitments.

9.	INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

10.	RECENT ACCOUNTING PRONOUNCEMENTS

In April 2015, the FASB issued Accounting Standards Update No. 2015-03 (“ASU 2015-03”), “Simplifying the Presentation of Debt Issuance Costs,” which requires debt issuance costs to be presented in the balance sheet as a direct deduction from the carrying value of the associated debt liability, consistent with the presentation of a debt discount or premium. ASU 2015-03 is effective for public entities for annual and interim reporting periods in fiscal years beginning after December 15, 2015. Early adoption of ASU 2015-03 is permitted for financial statements that have not been previously issued.

The Company has decided to early adopt ASU 2015-03 and has reported deferred debt issuance costs associated with its Series A Term Preferred Stock as a deduction from the carrying amount of the financial liability.

See Note 7 “Mandatorily Redeemable Preferred Stock” for further discussion relating to the Series A Term Preferred Stock issuance.

11.	SUBSEQUENT EVENTS

The Company has recorded a common stock distribution payable of $8,288,716 or $0.60 per share, for distributions declared as of June 30, 2015. These distributions were paid to common stockholders on July 31, 2015. In accordance with the Company’s DRIP, 2,437 new shares were issued to common stockholders as of July 31, 2015.

On July 1, 2015, the Company declared three separate distributions of $293,532 or $0.161459 per share on its Series A Term Preferred Stock. The first distribution was paid on July 31, 2015 to holders of record on July 15, 2015. The additional distributions are payable on each of August 31, 2015 and September 30, 2015 to holders of record on August 17, 2015 and September 15, 2015, respectively.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report. Management has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

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	For the	For the period from
	six months ended	October 6, 2014 to
Per Share Data	June 30, 2015	December 31, 2014

Net asset value at beginning of period	$19.08	$20.00
Offering costs associated with the Company’s initial public offering	-	(0.07)
Net asset value at beginning of period net of offering costs	19.08	19.93

Net investment income (1)	0.85	0.32
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments	(0.11)	(0.62)
Net income (loss) and net increase (decrease) in net assets resulting from operations	0.74	(0.30)

Common stock distributions from net investment income	(0.85)	(0.31)
Common stock distributions from net realized gains on investments	(0.02)	-
Common stock distributions from return of capital	(0.33)	(0.24)
Total common stock distributions declared to stockholders	(1.20)	(0.55)

Net asset value at end of period	$18.62	$19.08
Per share market value at beginning of period	$20.10	$19.93
Per share market value at end of period	$20.23	$20.10
Total return (2)	6.39%	0.85%

Shares of common stock outstanding at end of period	13,814,526	13,811,358

Ratios and Supplemental Data:
Net asset value at end of period	$257,229,319	$263,560,460
Ratio of expenses to average net assets (3)	5.29%	2.13%
Ratio of net investment income to average net assets (3)	9.06%	6.84%
Portfolio turnover rate (4)	40.37%	37.11%
Asset coverage ratio of mandatorily redeemable preferred stock	661%	N/A

(1)	Per share distributions paid to preferred stockholders are reflected in net investment income for the six months ended June 30, 2015.
(2)	Total return based on market value is calculated assuming that shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and that distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and that the total number of shares were sold at the closing market price per share on the last day of the period. Total return does not reflect any sales load. Total returns for the six months ended June 30, 2015 and for the period from October 6, 2014 to December 31, 2014 are not annualized.
(3)	Ratios for the six months ended June 30, 2015 and for the period from October 6, 2014 to December 31, 2014 are annualized. Ratios include distributions paid to preferred stockholders.
(4)	The portfolio turnover rate is calculated as the total of investment sales executed during the period, divided by the average fair value of investments for the same period.

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Financial highlights for the period from June 6, 2014 (Commencement of Operations) to October 5, 2014 for the Sole Member are as follows:

For the period from
June 6, 2014
(Commencement of Operations)
Per Unit Data	to October 5, 2014

Net asset value at beginning of period	$62.12
Net investment income	3.10
Net realized and unrealized capital gain (loss) on investments	0.56
Total from investment operations	3.66
Adjustment for additional cash contributions	3.56
Net asset value at end of period	$69.34
Total return (1)	5.89%

Ratios and Supplemental Data:

Net asset value at end of period	$173,338,066
Ratio of total expenses to average net assets (1)	0.00%
Ratio of net investment income to average net assets (1)	4.74%
Portfolio turnover rate (2)	52.07%

(1)	Total return and ratios for the period from June 6, 2014 (Commencement of Operations) to October 5, 2014 are not annualized.
(2)	The portfolio turnover rate is calculated as the total of investment sales executed during the period from June 6, 2014 (Commencement of Operations) to October 5, 2014, divided by the average fair value of investments for the same period.

Note: The above Financial Highlights for the period from June 6, 2014 (Commencement of Operations) to October 5, 2014 for the Sole Member represents the period when the Company was initially organized as a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd.

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DIVIDEND REINVESTMENT PLAN

The Company has established an automatic DRIP. Each holder of at least one full share of our common stock will be automatically enrolled in the DRIP. Under the DRIP, distributions on shares of the Company’s common stock are automatically reinvested in additional shares of the Company’s common stock by American Stock Transfer & Trust Company, LLC, or the “DRIP Agent.” Holders of the Company’s common stock who receive distributions in the form of additional shares of the Company’s common stock are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Holders of shares of the Company’s common stock who opt-out of participation in the DRIP (including those holders whose shares are held through a broker who has opted out of participation in the DRIP) will receive all distributions in cash. Reinvested distributions increase the Company’s stockholders’ equity on which a management fee is payable to the Adviser.

If the Company declares a distribution payable either in cash or in shares of common stock, the Company will issue shares of common stock to participants at a value equal to 95% of the market price per share of common stock at the close of regular trading on the payment date for such distribution. The number of additional shares of common stock to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by 95% of the market price. However, the Company reserves the right to purchase shares in the open market in connection with its implementation of the DRIP. If the Company declares a distribution to holders of the Company’s common stock, the DRIP Agent may be instructed not to credit accounts with newly issued shares and instead to buy shares in the open market if (i) the price at which newly issued shares are to be credited does not exceed 110% of the last determined NAV of the shares; or (ii) the Company has advised the DRIP Agent that since such NAV was last determined, the Company has become aware of events that indicate the possibility of a material change in per share NAV as a result of which the NAV of the shares on the payment date might be higher than the price at which the DRIP Agent would credit newly issued shares to stockholders.

There are no brokerage charges with respect to shares of common stock issued directly by the Company. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.10 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

Holders of the Company’s common stock can also sell shares held in the DRIP account at any time by contacting the DRIP Agent in writing at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. The DRIP Agent will mail a check to such holder (less applicable brokerage trading fees) on the settlement date, which is three business days after the shares have been sold. If a stockholder chooses to sell its shares through a broker, the holder will need to request that the DRIP Agent electronically transfer their shares to the broker through the Direct Registration System.

Stockholders participating in the DRIP may withdraw from the DRIP at any time by contacting the DRIP Agent in writing at American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Such termination will be effective immediately if the notice is received by the DRIP Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If a holder of the Company’s common stock withdraws, full shares will be credited to their account, and the stockholder will be sent a check for the cash adjustment of any fractional share at the market value per share of the Company’s common stock as of the close of business on the day the termination is effective, less any applicable fees. Alternatively, if the stockholder wishes, the DRIP Agent will sell their full and fractional shares and send them the proceeds, less a transaction fee of $15.00 and less brokerage trading fees of $0.10 per share. If a stockholder does not maintain at least one whole share of common stock in the DRIP account, the DRIP Agent may terminate such stockholder’s participation in the DRIP Plan after written notice. Upon termination, stockholders will be sent a check for the cash value of any fractional share in the DRIP account, less any applicable broker commissions and taxes.

Stockholders who are not participants in the DRIP, but hold at least one full share of our common stock, may join the DRIP by notifying the DRIP Agent in writing at American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. If received in proper form by the DRIP Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If a stockholders

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wishes to participate in the DRIP and their shares are held in the name of a brokerage firm, bank or other nominee, the stockholder should contact their nominee to see if it will participate in the DRIP. If a stockholder wishes to participate in the DRIP Plan, but the brokerage firm, bank or other nominee is unable to participate on their behalf, the stockholder will need to request that their shares be re-registered in their own name, or the stockholder will not be able to participate. The DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in their name and held for their account by their nominee.

Experience under the DRIP Plan may indicate that changes are desirable. Accordingly, the Company and the DRIP Agent reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any dividend or distribution by the Company.

All correspondence or additional information about the DRIP should be directed to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

ADDITIONAL INFORMATION

Management

Our Board is responsible for managing the Company’s affairs, including the appointment of advisers and sub-advisers. The board of directors may appoint officers who assist in managing its day-to-day affairs.

The Board

The Board currently consists of six members, four of whom are not “interested persons” (as defined in the 1940 Act) of the Company. The Company refers to these directors as the Company’s “independent directors.”

Under the Company’s certificate of incorporation and bylaws, the Company’s Board is divided into three classes with staggered terms of three years each (after the expiration of a class’ initial term). The initial term of the Class I Directors expired at the 2015 annual meeting and each such director was re-elected for a three-year term. The initial terms of Class II and Class III Directors expire at the 2016 and 2017 annual meetings, respectively, at which meetings such directors will be elected for staggered three-year terms. The classification of the Board across staggered terms may prevent replacement of a majority of the directors for up to a two-year period.

The directors and officers of the Company are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Certain of the Company’s officers and directors also are officers or managers of our Adviser. None of our directors serves, nor have they served during the last five years, on the board of directors of another company registered under the Securities Exchange Act of 1934, as amended (or subject to the reporting requirements of Section 15(d) thereof), or registered under the 1940 Act (including any other companies in a fund complex with us).

Term of Office and
Name, Address(1)	Position(s) held with	Length of Time	Principal Occupation(s) –
and Age	the Company	Served	During the Past 5 Years

Interested Directors

Thomas P. Majewski Age: 40	Class III Director and Chief Executive Officer	Since inception; Term expires 2017	Managing Partner of the Adviser since September 2012; Managing Director and U.S. Head of CLO Banking at RBS Securities Inc. from September 2011 to September 2012; President of AMP Capital Investors (US) Ltd. from August 2010 to September 2011; Partner at AE Capital Advisers (US) LLC from April 2008 to August 2010.

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Term of Office and
Name, Address(1)	Position(s) held with	Length of Time	Principal Occupation(s) –
and Age	the Company	Served	During the Past 5 Years

James R. Matthews Age: 48	Class II Director and Chairperson of the Board	Since inception; Term expires 2016	Principal of Stone Point since October 2011; Senior Managing Director and Co-Head of Private Equity for Evercore Partners Inc. from January 2007 to October 2011.

Independent Directors

Scott W. Appleby Age: 50	Class I Director	Since inception; Term expires 2018	President of Appleby Capital, Inc. since April 2009.

Kevin F. McDonald Age: 49	Class III Director	Since inception; Term expires 2017	Director of Business Development of Folger Hill Asset Management, LP since December 2014; Principal of Taylor Investment Advisors, LP since 2002; Chief Executive Officer of Taylor Investment Advisors, LP from 2006 to December 2014.

Paul E. Tramontano Age: 53	Class II Director	Since inception; Term expires 2016	Co-Chief Executive Officer of Constellation Wealth Advisors LLC since April 2007.

Jeffrey L. Weiss Age: 54	Class I Director	Since inception; Term expires 2018	Private Investor since June 2012; Global Head of Financial Institutions at Barclays from August 2008 to June 2012.

(1)	The business address of each of our directors is c/o Eagle Point Credit Company Inc., 20 Horseneck Lane, Greenwich, Connecticut 06830.

Additional Information about the Directors

The Company’s prospectus and annual proxy statement includes additional information about the directors. A copy of the prospectus and proxy statement is available free of charge at www.eaglepointcreditcompany.com or upon request by calling (844) 810-6501.

Officers

Information regarding our officers who are not directors is as follows:

Name,		Term of Office and
Address (1)	Positions Held with	Length of Time	Principal Occupation(s)
and Age	the Company	Served	During the Last Five Years
Kenneth P. Onorio Age: 47	Chief Financial Officer, Chief Compliance Officer	Since July 2014	Chief Financial Officer and Chief Compliance Officer of the Adviser since July 2014; Executive Director of Private Equity and Hedge Fund Administration at JPMorgan Alternative Investment Services from September 2008 to July 2014; Chief Financial Officer of Sailfish Capital from December 2006 to August 2008.

Courtney B. Fandrick Age: 33	Secretary	Since August 2015	Deputy Chief Compliance Officer of Eagle Point since December 2014; Senior Compliance Associate, Bridgewater Associates, LP from August 2007 to December 2014.

(1)	The business address of each of our officers is c/o Eagle Point Credit Company Inc., 20 Horseneck Lane, Greenwich, Connecticut 06830. All of our officers are officers or employees of Eagle Point or affiliated companies.

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Director and Officer Compensation

Our directors received the amounts set forth in the following table during the six months ended June 30, 2015.

Name	Aggregate Compensation from the Company (1)(2)
Scott W. Appleby	23,000
Kevin F. McDonald	21,250
Paul E. Tramontano	21,750
Jeffrey L. Weiss	23,625	(3)

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	The Company does not maintain a pension plan or retirement plan for any of our directors.
(3)	Mr. Weiss was paid an additional $23,625 during the six months ended June 30, 2015 in relation to compensation that was payable to him, but remain unpaid, as of December 31, 2014 for the year then ended.

As compensation for serving on the Board, each independent director receives an annual fee of $75,000. The chairman of the audit committee receives an additional annual fee of $12,500 and the chairman of the nominating committee receives an additional annual fee of $5,000 for their additional services in these capacities. In addition, each independent director receives $1,250 for each in-person meeting of the Board attended and $500 per each committee meeting attended that is not held in conjunction with a meeting of the Board, as well as reasonable out-of-pocket expenses incurred in attending such meetings.

No compensation was, or is expected to be, paid by us to our directors who are “interested persons” of us, as such term is defined in the 1940 Act, or to our officers. Our officers, Mr. Majewski, Mr. Onorio and Ms. Fandrick, are compensated by Eagle Point or one of its affiliates, as applicable.

Stockholder Meeting Information

An annual meeting of stockholders of the Company was held on May 20, 2015. At the meeting, the two nominees for re-election as Class I directors, Scott W. Appleby and Jeffrey L. Weiss, were each elected to serve as a director for a three-year term expiring at the Company’s 2018 annual meeting or until his successor is duly elected and qualified. The shares were voted as indicated below:

Nominee	Shares Voted “For”	Shares Voted “Withhold”
Scott W. Appleby	11,046,959	102,619
Jeffrey L. Weiss	11,046,465	103,119

The Company is not aware of any broker non-votes at the meeting (i.e., shares of common stock held of record by brokers or nominees present at the meeting but as to which instructions had not been received from the beneficial owners or the persons entitled to vote and the broker or nominee had not voted, or had no discretionary power to vote, on a particular matter).

The following persons’ terms of office as directors also continued after the annual meeting given that each person is either a Class II or Class III director: Thomas P. Majewski, James R. Matthews, Kevin F. McDonald and Paul E. Tramontano.

Advisory Agreement

Subject to the overall supervision of our Board, the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, us pursuant to the Advisory Agreement. A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in our semiannual report for the period ended June 30, 2014. A copy of the semiannual report is available free of charge at www.eaglepointcreditcompany.com, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

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Portfolio Information

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The SEC’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Company also makes its Form N-Q filings available on its website at www.eaglepointcreditcompany.com.

Proxy Information

The Company has delegated its proxy voting responsibility to Eagle Point. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) on the SEC’s website at http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities for the 12-month period ending June 30, 2015 is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) on the SEC’s website at http://www.sec.gov. The Company also makes this information available on its website at www.eaglepointcreditcompany.com.

Tax Information

For the six month period ended May 31, 2015, the Company recorded distributions on our common stock equal to $1.15 per share or $15,883,061.

Privacy Information

The Company is committed to protecting your privacy. This privacy notice explains privacy policies of Eagle Point Credit Company Inc. and its affiliated companies. The terms of this notice apply to both current and former stockholders.

The Company will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Company maintains procedural safeguards that comply with federal standards.

The Company’s goal is to limit the collection and use of information about you. When you purchase shares of the Company’s common stock, the transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that the Company can send you annual and semiannual reports, proxy statements and other information required by law, and to send you information it believes may be of interest to you. The Company does not share such information with any non-affiliated third party except as described below:

•	It is the Company’s policy that only authorized employees of its investment adviser, Eagle Point Credit Management LLC, and its affiliates who need to know your personal information will have access to it.

•	The Company may disclose stockholder-related information to unaffiliated third party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Company. These companies are required to protect your information and use it solely for the purpose for which they received it.

If required by law, the Company may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

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Eagle Point Credit Company Inc.

20 Horseneck Lane

Greenwich, CT 06830

(203) 340-8500

Investment Adviser

Eagle Point Credit Management LLC

20 Horseneck Lane

Greenwich, CT 06830

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

(800) 937-5449

www.eaglepointcreditcompany.com

© Eagle Point Credit Company Inc. All rights reserved.

Item 2. Code of Ethics

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 4. Principal Accountant Fees and Services

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 5. Audit Committee of Listed Registrant

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 6. Investments

A schedule of investments is included in the Company’s report to stockholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 8. Portfolio Managers of Closed-End Investment Companies

(a)	The information required by this Item is only required in an annual report on this Form N-CSR.

(b)	There has been no change, as of the date of the semiannual report on this Form N-CSR, to any of the portfolio managers identified in response to this item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

There have been no purchases by or on behalf of the registrant of shares or other units of any class of the registrant’s equity securities that are registered pursuant to Section 12 of the Securities Exchange Act of 1934 , as amended (the “Exchange Act”) during the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the six month period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT CREDIT COMPANY INC.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer
Date:	August 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (principal executive officer)
Date:	August 28, 2015

By:	/s/ Kenneth P. Onorio
Kenneth P. Onorio
Chief Financial Officer (principal financial officer)
Date:	August 28, 2015